EXHIBIT 10.17

                      PATENT COLLATERAL SECURITY AGREEMENT

         THIS PATENT COLLATERAL SECURITY AGREEMENT is made as of the ____ day of May, 1999, by and between QF ACQUISITION CORP. (d/b/a Quality Foods), a Delaware corporation having its chief executive office at 5501 Tabor Road, Philadelphia, Pennsylvania 13120 ("Company") and FLEET CAPITAL CORPORATION, having a mailing address at 200 Glastonbury Boulevard, Glastonbury, Connecticut 06033 ("Lender").


                                   BACKGROUND

         Company, Custom Food Products, Inc. and CFP Holdings, Inc. (each a "Borrower" and collectively, the "Borrowers") and Lender have entered into a Loan and Security Agreement of even date herewith (as amended, modified, restated and supplemented from time to time, the "Loan Agreement") providing for loans and advances by Lender to Borrowers. In order to induce Lender to execute and deliver the Loan Agreement, Company agreed to execute and deliver to Lender this Patent Collateral Security Agreement (as amended, modified, restated and supplemented from time to time, the "Security Agreement"). This Security Agreement, covering Patents (as hereinafter defined), is being executed contemporaneously with the Loan Agreement under which Lender is granted a lien on and security interest in the Patents, whereby Lender shall have the right to foreclose on the Patents in the event of the occurrence and continuation of a default hereunder or an Event of Default under the Loan Agreement.

                  NOW, THEREFORE, in consideration of the premises, Company and Lender hereby agree as follows:

         1. Defined Terms. As used in this Security Agreement, terms defined in the Loan Agreement shall have their defined meanings when used herein and the following terms shall have the following meanings, unless the context otherwise requires:

                  "Code" shall mean the Uniform Commercial Code as the same may from time to time be in effect in the State of New York.

                  "Collateral" shall have the meaning assigned to it in Section 2 of this Security Agreement.

                  "Licenses" shall mean the patent license agreements of Company designated on Schedule I hereto, as any of the same may from time to time be amended or supplemented.

                  "Patents" shall mean all right, title and interest in and to the U.S., Canadian and foreign patent applications and U.S., Canadian and foreign patents shown in the attached Schedule A and those patents which are hereafter obtained or acquired by Company and all registrations, applications and recordings thereof, including, without limitation, all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, and all applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, Canada and any other country, all whether now owned or hereafter acquired by Company.

                  "Proceeds" shall have the meaning assigned to it under Section 9-306 of the Code, and in any event, shall include, but not be limited to, (i) any and all proceeds of any



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insurance, indemnity, warranty or guarantee payable to Company from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to Company from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                  "Security Agreement" shall mean this Security Agreement, as the same may from time to time be amended or supplemented.

         2. Grant of Security Interest. As collateral security for the prompt payment of the Obligations (except PMSI Loans which are secured by the Equipment financed thereby), Company hereby grants and conveys to Lender a security interest in and to (a) the entire right, title and interest of Company in and to the Patents, including the registrations and applications appurtenant thereto, listed in Schedule A hereto (as the same may be amended pursuant hereto from time to time), and in and to any and all patents, and registrations and applications appurtenant thereto, hereafter acquired or filed by Company, including without limitation all renewals thereof, all proceeds of infringement suits, the rights to sue for past, present and future infringements and all rights corresponding thereto in the United States, Canada and any other country, and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, and (b) all of Company's right, title and interest in, to and under the following:

                           (i) all Licenses;

                           (ii)  all  Accounts,   contract  rights  and  General
Intangibles arising under or relating to each and every License (including, without limitation, (A) all moneys due and to become due under any License, (B) any damages arising out of or for breach or default in respect of any such License, (C) all other amounts from time to time paid or payable under or in connection with any such License, and (D) the right of Company to terminate any such License or to perform and to exercise all remedies thereunder); and,

                           (iii)  to the  extent  not  otherwise  included,  all
Proceeds and products of any or all of the foregoing. All of the property referred to in this paragraph 2 is hereafter collectively called the "Collateral".

provided, however, that the foregoing grant of a security interest and Lien shall not include any rights or interests in the Property listed on Exhibit 4.1 of the Loan Agreement and any other comparable General Intangibles, Licenses or contract rights or any Property of Company that is the subject of a Permitted Purchase Money Lien securing Permitted Purchase Money Indebtedness if and to the extent that (a) the terms of the document or documents creating or evidencing such General Intangibles or contract rights or Permitted Purchase Money Lien or Permitted Purchase Money Indebtedness as the case may be, prohibit such grant or encumbrance thereof and (b) the term prohibiting such assignment or encumbrance is effective as a matter of law and (c) the term prohibiting such assignment or encumbrance has not been waived or the consent of the necessary party to the grant of a security interest or Lien to Lender has not been obtained; provided further, however, that (i) if any such prohibition is subsequently lifted, terminated or is otherwise no longer effective as a matter of law or is waived or the consent of the necessary party is obtained, the security interest granted hereby shall automatically include such rights or interests in General Intangibles or contract rights formerly subject to such prohibition without any further action on the part of Company or Lender and (ii) the exclusion in the foregoing proviso shall not limit, impair or otherwise affect Lender's security interest in any rights or interests of Company in or to monies due or to become due under any such General Intangibles or contract rights (including, without



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limitation, any Accounts).

         3. Representations and Warranties. Company covenants and warrants that as of the date of this Security Agreement:

                  (a) Company is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Patents, free and clear of any liens, charges and encumbrances, (including without limitation pledges, assignments, licenses, registered user agreements and covenants by Company not to sue third persons), except (i) for the items disclosed in
Schedule I attached hereto, (ii) for any Permitted Liens and (iii) to an extent that does not constitute or result in a Material Adverse Effect.

                  (b) Company has used, and will continue to use for the duration of this Security Agreement, proper statutory notice, where appropriate, in connection with its use of the Patents, except where the failure to use or continue to use such notice would not have a Material Adverse Effect; and

                  (c) Company has used, and will continue to use for the duration of this Security Agreement, consistent standards of quality in its manufacture of products sold under the Patents, except where the failure to use or continue to use such standards would not have a Material Adverse Effect.

         4. New Patents. (a) If, before the Obligations shall have been paid in full, Company shall obtain rights to any new Patents or become entitled to the benefit of any patent application or patent for any reissue, division, continuation, renewal, extension, or continuation-in-part of any Patent or any improvement on any Patent, the provisions of paragraph 2 shall automatically apply thereto and Company shall give Lender prompt written notice thereof. (b) Company grants Lender a power-of-attorney, irrevocable so long as the Loan Agreement is in existence, to modify this Security Agreement by amending Schedule A to include any future Patents, including Patent registrations or applications appurtenant thereto covered by this Security Agreement.

         5. Covenants. Company covenants and agrees with Lender that from and after the date of this Security Agreement and until the Obligations are fully satisfied:

                  (a) Maintenance of Patents. Company will not do any act, or omit to do any act, whereby the Patents or any registration or application appurtenant thereto, may become abandoned, invalidated, unenforceable, avoided, avoidable, or will otherwise diminish in value, except where the failure to act or omit to do any act would not have a Material Adverse Effect, and shall notify Lender immediately if it knows of any reason or has reason to know of any ground under which this result may occur. Company shall take appropriate action at its expense to halt the infringement of the Patents and shall properly exercise its duty to control the nature and quality of the goods offered by any licensees in connection with the Licenses set forth in Schedule I except when the failure to do so would not have a Material Adverse Effect.

                  (b) Indemnification. (A) Company assumes all responsibility and liability arising from the use of the Patents, and Company hereby indemnifies and holds Lender harmless from and against any claim, suit, loss, damage or expense (including reasonable attorneys' fees) arising out of Company's operations of its business from the use of the Patents. (B) In any suit, proceeding or action brought by Lender under any License for any sum owing thereunder, or to enforce any provisions of such License, Company will indemnify and keep Lender harmless from and against all expense, loss or damage suffered by reason of any defense, set off, counterclaim,



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recoupment  or  reduction  or liability  whatsoever  of the obligee  thereunder, arising out of a breach of Company of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligee or its successors from Company, and all such obligations of Company shall be and remain enforceable against and only against Company and shall not be enforceable against Lender.

         6. Lender's Appointment as Attorney-in-Fact.

                  (a) Company hereby irrevocably constitutes and appoints Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Company and in the name of Company or in its own name, from time to time in Lender's discretion, for the purposes of carrying out the terms of this Security Agreement, upon the occurrence and continuance of an Event of Default to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby gives Lender the power and right, on behalf of Company, to do the following:

                           (i) Upon the occurrence  and  continuance of an Event
of Default, to ask, demand, collect, receive and give acquittances and receipts for any and all moneys due and to become due under any License and, in the name of Company or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any License and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Lender for the purpose of collecting any and all such moneys due under any License whenever payable; and

                           (ii) Upon the occurrence and  continuance of an Event
of Default, (A) to direct any party liable for any payment under any License to make payment of any and all moneys due and to become due thereunder directly to Lender or as Lender shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (D) to defend any suit, action or proceeding brought against Company with respect to any Collateral; (E) to settle, compromise, or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as Lender may deem appropriate; and (F) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Lender were the absolute owner thereof for all purposes, and to do, at Lender's option all acts and things which Lender deems necessary to protect, preserve or realize upon the Collateral and Lender's security interest therein, in order to effect the intent of this Security Agreement, all as fully and effectively as Company might do.

         This power of attorney is a power coupled with an interest and shall be irrevocable. Notwithstanding the foregoing, Company shall execute any additional documents which Lender may require in order to confirm this power of attorney, or which Lender may deem necessary to enforce any of its rights contained in this Security Agreement.

                  (b) The powers conferred on Lender hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to Company for any act or failure to act, except for its own recklessness or willful misconduct.

                  (c) Company also authorizes Lender to execute, in connection with the sale provided for in paragraph 8(b) of this Security Agreement, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

         7. Execution of Power of Attorney. Concurrently with the execution and delivery hereof, Company is executing and delivering to Lender, in the form of
Schedule II hereto, five (5) originals of a Power of Attorney for the implementation of the assignment, sale or other disposal of the Patents pursuant to this Agreement or the Loan Agreement. Notwithstanding the provisions of such Power of Attorney, Lender shall not exercise its rights thereunder except upon the occurrence and during the continuation of an Event of Default.

         8. Remedies, Rights Upon Event of Default.

                  (a) If an Event of Default shall occur and be continuing, all payments received by Company under or in connection with any of the Collateral shall be held and applied as provided in the Loan Agreement.

                  (b) If any Event of Default shall occur and be continuing, Lender may exercise in addition to all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Uniform Commercial Code. Company shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Lender is entitled.

         9. Termination. At such time as Borrowers shall completely pay in full all of the Obligations and the Loan Agreement is terminated, this Security Agreement shall terminate and Lender shall execute and deliver to Company all such releases, deeds, assignments and other instruments as may be necessary or proper to re-vest in Company full title to the Patents, subject to any disposition thereof which may have been made by Lender pursuant hereto.

         10. Notices. Any notice to Lender or Company shall be deemed to have been duly given when delivered in the manner and to the addresses set forth in the Loan Agreement.

         11. No Waiver. No course of dealing between Company and Lender, nor any failure to exercise, nor any delay in exercising, on the part of Lender, any right, power or privilege hereunder or under the Loan Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         12. Cumulative Remedies. All of Lender's rights and remedies with respect to the Collateral, whether established hereby or by the Loan Agreement, or by any other agreements or by law, shall be cumulative and may be exercised singularly or concurrently.

         13. Severability. The provisions of this Security Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

         14. No Modification Except in Writing. This Security Agreement is subject to modification only by a writing signed by the parties, except as provided in paragraphs 4 and 6.



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         15.  Successors and Assigns.  The benefits and burdens of this Security
Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. This Security Agreement shall not be assigned by either party except in connection with a permitted assignment of the Loan Agreement.

         16. Governing Law. The validity and interpretation of this Security Agreement and the rights and obligations of the parties shall be governed by the laws of the State of New York (without giving effect to principles of conflicts of laws).

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the day and year first above written.


                                              QF ACQUISITION CORP.
                                              (d/b/a Quality Foods)


                                              By:_______________________________
                                                 Name:    Eric Ek
                                                 Title:   Vice President and CFO



                                              FLEET CAPITAL CORPORATION


                                              By:_______________________________
                                                 Name:
                                                 Title:

                                   SCHEDULE A

Schedule A to a Patent Collateral Security Agreement dated May __, 1999, by and between QF ACQUISITION CORP. (d/b/a Quality Foods) and FLEET CAPITAL CORPORATION

                    STATE OR        ISSUE OR
PATENT NO.          COUNTRY        FILING DATE               TITLE
----------          -------        -----------               -----

4,975,294           U.S.A.           12/4/90           Process for making a
                                                       restructured meat product

STATE OF ____________      )
                           : ss.:
COUNTY OF ____________     )

         Before me, the undersigned, on this ____ day of May, 1999, personally appeared Erik Ek to me known personally, and who being by me duly sworn, deposes and says that he is the Vice President and CFO of QF ACQUISITION CORP., the corporation described in and which executed the above instrument and that he was authorized to sign said instrument on behalf of said corporation.


                                           _____________________________________
                                           Notary Public



STATE OF NEW YORK  )
                   : ss.:
COUNTY OF NEW YORK )

         Before me, the undersigned, on this ____ day of May, 1999, personally appeared _____________________, to me known personally, and who being by me duly sworn, deposes and says that he is the _____________________ of FLEET CAPITAL CORPORATION, the corporation described in and which executed the above instrument and that he was authorized to sign said instrument on behalf of said corporation.


                                           _____________________________________
                                           Notary Public

                                   SCHEDULE I


                                      NONE

                            SPECIAL POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that QF ACQUISITION CORP. (d/b/a Quality Foods), a corporation formed under the laws of Delaware, with its chief executive office at 5501 Tabar Road, Philadelphia, Pennsylvania 13120 ("Company"), pursuant to a Patent Collateral Security Agreement ("Security
Agreement"), hereby appoints and constitutes FLEET CAPITAL CORPORATION, a Connecticut corporation, with offices at 200 Glastonbury Boulevard, Glastonbury, Connecticut 06033, in its capacity as lender ("Lender") under a Loan and Security Agreement dated the date hereof AMONG Company, CFP Holdings, Inc. and Custom Food Products, Inc. and Lender (the "Loan Agreement"), its true and lawful attorney, with full power of substitution, and with full power and authority to perform the following acts on behalf of Company:

         Assigning, selling or otherwise disposing of all right, title and interest of Company in and to the Patents listed on Schedule A of the Security Agreement, and including those trademarks which are added to the same subsequent hereto, and all registrations and recordings here of, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to the foregoing, and to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose;

         This power of attorney is made pursuant to the Security Agreement, dated the date hereof, between Company and Lender and may not be revoked until the payment in full of all Obligations as defined in the Loan Agreement.


Dated: May __, 1998
                                               QF ACQUISITION CORP.
                                               (d/b/a Quality Foods)

                                               By:______________________________
                                                  Name:   Erik Ek
                                                  Title:  Vice President and CFO

STATE OF ______________    )
                           :  ss.:
COUNTY OF ____________     )

         On this ____ day of May, 1999, before me personally came Erik Ek to me known, who, being by me duly sworn, did depose and say that he is the Vice President & CFO of QF ACQUISITION CORP., the corporation described in and which executed the foregoing instrument; and that he was authorized to sign his name thereto on behalf of said corporation.


                                           _____________________________________
                                           Notary Public